Parker Hannifin Corporation Quarterly Earnings Release 4th Quarter & Total FY2009 July 30, 2009 Exhibit 99.2

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current recession, and growth, innovation and global diversification initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition;
uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 4 Quarter Highlights Key Performance Measures & Outlook Questions & Answers CEO Closing Comments th

Slide 5
Fourth Quarter & YTD Highlights
Q4 FY09:
Record Operating Cash Flow/Sales of 18.7%
Operating Cash Flow/Net Income of 834%
Marginal Return on Sales of 32% Includes the Effect of
Acquisitions, Inventory Reduction and Realignment
YTD FY09:
Cash Flow YTD of $1.1 Billion (11.0% of Sales)
Inventory/Sales Reduced to 12.2% (Remains In Line with
FY08 )

Slide 6 Financial Highlights Diluted Earnings per Share 4 Quarter and Total Year th $5.53 $3.13 $.31 $1.47 $.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Q4 FY09 Q4 FY08 FY09 FY08

Slide 7
Influences on 4   Quarter Earnings
Diluted Earnings Per Share Decreased Y-O-Y as a
Result of:
Lower Sales (34%) Due To A Recession Driven Decline In
Nearly All Markets
Realignment Expenses of $15M
Inventory Reductions of $81M
Offset by:
Lower Corporate, General and Administrative Expenses of
$30M
Lower “Other” Expense of $41M, Partially Due to a LIFO
Inventory Gain of $19.5M
Lower Tax Expense Due to Decreased Income
Fewer Shares Outstanding
th

Slide 8
Financial Highlights
Sales
4   Quarter and Total Year
th
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 2,211 $ (33.9)% 3,347 $  10,309 $ (15.1)% 12,146 $
Acquisitions 89 2.7% 539 4.5%
Currency (153) (4.6)% (491) (4.1)%
Adjusted Sales 2,275 $ (32.0)% 10,261 $ (15.5)%
4th Quarter Total Year

Slide 9
Segment Reporting
Industrial North America
Dollars in millions
FY2009
%
Change FY2008 FY2009
%
Change FY2008
Sales
As reported 778 $   (33.3)% 1,166 $  3,735 $  (12.1)% 4,250 $
Acquisitions 30 2.6% 271 6.4%
Currency (12) (1.1)% (51) (1.2)%
Adjusted Sales 760 $   (34.8)% 3,515 $  (17.3)%
Operating Margin
As reported 54 $      163 $     395 $      608 $
% of Sales 6.9% 14.0% 10.6% 14.3%
Total Year 4th Quarter

Slide 10
Segment Reporting
Industrial International
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 793 $    (42.6)% 1,382 $   3,896 $   (22.2)% 5,006 $
Acquisitions 59          4.2% 250          5.0%
Currency (124)      (8.9)% (386)         (7.7)%
Adjusted Sales 858 $    (37.9)% 4,032 $   (19.5)%
Operating Margin
As reported (6) $        213 $      351 $       789 $
  % of Sales (0.7)% 15.4% 9.0% 15.8%
4th Quarter Total Year

Slide 11
Segment Reporting
Aerospace
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 451 $    (11.5)% 510 $      1,883 $   2.5% 1,838 $
Acquisitions 18            1.0%
Currency (6)           (1.1)% (18)           (1.0)%
Adjusted Sales 457 $    (10.4)% 1,883 $   2.5%
Operating Margin
As reported 58 $       73 $         262 $       251 $
  % of Sales 13.0% 14.3% 13.9% 13.6%
4th Quarter Total Year

Slide 12
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2009
%
Change
FY2008 FY2009
%
Change
FY2008
Sales
As reported 189 $    (34.6)% 289 $      795 $       (24.4)% 1,051 $
Acquisitions
Currency (11)         (3.8)% (36)           (3.4)%
Adjusted Sales 200 $    (30.8)% 831 $       (21.0)%
Operating Margin
As reported 1 $         20 $         (4) $          59 $
  % of Sales 0.5% 7.0% (0.5)% 5.7%
4th Quarter Total Year

Slide 13
Parker Order Rates
Excludes Acquisitions & Currency
3-month year-over-year comparisons of total dollars, except Aerospace
Aerospace is calculated using a 12-month moving average
FY09 FY08
JUN MAR JUN MAR
Total Parker 38% - 34% - 8% +    9% +
Industrial North America 40% - 35% - 4% +    2% +
Industrial International 43% - 41% - 8% +    11% +
Aerospace 22% - 12% - 23% +  28% +
Climate & Industrial Controls 31% - 36% - 7% - 1% -
Three Month Rolling at Period End

Slide 14 Balance Sheet Summary Cash Working capital - Inventory - Accounts receivable - Accounts payable Pension Plan - Plan not at risk - Credit Balance carryover

Slide 15
Strong Cash Flow
Cash from Operating Activities
4   Quarter Total Year th
$1,317
$1,129
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
FY09 FY08
18.7% Q4
$413M

Slide 16
Financial Leverage
35.2%
Debt to Debt Equity
(33.3% net Debt)
Debt to Debt Equity
35.2%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
40.0%
42.0%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08
FY09 YTD

Slide 17
FY 2010  Earnings Outlook Assumptions
Segment Sales & Operating Margins
  FY 2010 Sales change versus FY 2009
  Industrial North America
(6.7)%   --  (11.5)%
  Industrial International
(11.7)%   --  (16.2)%
  Aerospace
(5.7)%   --  (6.6)%
  Climate & Industrial Controls
(10.1)%   --  (13.1)%
  FY 2010 Operating margin percentages
  Industrial North America
9.0%   --  9.4%
  Industrial International
4.0%   --  4.6%
  Aerospace
11.5%   --  11.7%
  Climate & Industrial Controls
2.1%   --  2.9%

Slide 18
FY 2010 Earnings Outlook Assumptions
below Operating Margin
Corporate Admin (8)% to  11.0%  vs. FY 2009
Interest Expense (6)%  to + 3%  vs.  FY 2009
Other Expense (Inc.)  12%  to  +25%  vs.  FY 2009
Tax Rate 30%

Slide 19 Earnings Outlook – FY10 Low High Diluted earnings per share $1.25 $1.75

Slide 20 Questions & Answers...

Appendix Income Statements 4 Quarter FY2009 Total Year FY2009 th

Slide 22
Income Statement – 4   Quarter
th
Dollars in millions
% of Sales % of Sales
Net Sales
2,211.0 $  100.0 3,346.8 $  100.0
Cost of sales 1,814.1 82.0 2,575.4 77.0
Gross profit 396.9 18.0 771.4 23.0
S, G & A 302.5 13.6 373.1 11.1
Interest expense 25.3 1.2 25.0 .7
Other expense (income), net 4.8 .2 18.4 .6
Income before taxes 64.3 2.9 354.9 10.6
Income taxes 14.8 .7 102.3 3.1
Net income
49.5 $        2.2 252.6 $     7.5
FY 2009 FY 2008
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Slide 23
Income Statement – Total Year
Dollars in millions
% of Sales % of Sales
Net Sales
$10,309.0 100.0 100.0
Cost of sales 8,181.3 79.4 9,339.1 76.9
Gross profit 2,127.7 20.6 2,806.5 23.1
S, G & A 1,290.4 12.5 1,364.1 11.2
Interest expense 112.1 1.1 99.0 .8
Other expense (income), net 43.8 .4 16.9 .1
Income before taxes 681.4 6.7 1,326.5 10.9
Income taxes 172.9 1.7 377.0 3.1
Net income
508.5 $      4.9 949.5 $     7.8
FY 2009 FY 2008
$12,145.6%
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